T. Rowe Price Funds

T. Rowe Price New Income Fund, Inc.

Supplement to prospectus dated October 1, 2005

T. Rowe Price New Income Fund, Inc.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

Supplement to prospectus dated October 1, 2005 revised to October 3, 2005

The industry concentration disclosure and policies on page 60 of the T. Rowe Price Funds` prospectus; pages 35 and 36 of the New Income Fund`s prospectus; page 32 of the New Income Fund—Advisor Class`s prospectus; and page 32 of the New Income Fund—R Class`s prospectus are removed and replaced with a new policy which appears in the fund`s Statement of Additional Information.

The date of this supplement is June 1, 2006

F43-041 6/1/06